                                                                    EXHIBIT 10.4

                         CONSENT AND AMENDMENT NO. 4 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS CONSENT AND AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 30th day of June, 2000, by and between APPLICA INCORPORATED f/k/a Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), BANK OF AMERICA, N.A., f/k/a NationsBank, National Association, as Agent (the "Agent") and as a Lender, and the other Lenders party thereto (together with the Agent, the "Lenders"). Unless the context requires otherwise, all capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the Borrower have entered into that certain Amended and Restated Credit Agreement dated as of August 7, 1998 (as heretofore and hereby amended, and as further amended, supplemented or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has undertaken certain corporate reorganizational actions (the "Reorganization") described in the memorandum from Lisa R. Carstarphen, Vice President - Legal Affairs of the Borrower, dated May 19, 2000 attached hereto as Exhibit A (the "Memorandum") and has requested that the Lenders consent to the Reorganization and agree to amend certain provisions of the Credit Agreement and the Loan Documents as a result of the Reorganization; and

         WHEREAS, the Lenders are willing to consent to the Reorganization and the amendments to the Credit Agreement requested by the Borrower, as more fully set forth herein; and

         NOW, THEREFORE, in consideration of the premises, the terms, covenants and conditions hereinafter appearing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. CONSENT. Subject to the conditions set forth in Section 4 herein, each Lender signatory hereto hereby consents to the Reorganization.

         2. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                  (a) All references to "Windmere-Durable Holdings, Inc." and "the Borrower" are amended to refer to "Applica Incorporated"; and

                  (b) All references to "Windmere Corporation" are amended to refer to "Applica Consumer Products, Inc."

                  (c) All references to "HP Americas, Inc." are amended to refer to "Applica Americas, Inc."

                  (d) The reference in Schedule 8.4 to the authorized shares of the Borrower is amended from 40,000,000 to 75,000,000.

                  (e) The reference to Newtech Electronics Industries, Inc., together with all related information, shall be deleted from (1) Schedule I to Exhibit C to the Opinion Letter by Greenberg Traurig dated August 7, 1998 (Exhibit O to the Credit Agreement), and (2) Schedule 8.4 to the Credit Agreement.

                  (f) The definition of "Stock Pledge Agreement" in Section 1.2 is hereby deleted in its entirety and the following is inserted in replacement thereof:

                  "Stock Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Stock Pledge Agreement dated as of June 26, 1998 among the Borrower, certain Guarantors and the Agent for the benefit of the Lenders, as amended and restated by that certain Amended and Restated Stock Pledge Agreement dated as of June 30, 2000 among the Borrower, certain Guarantors and the Agent for the benefit of the Lenders, and (ii) any additional Stock Pledge Agreement delivered to the Agent (whether executed individually or jointly and severally with other Subsidiaries), substantially in the form attached hereto as Exhibit G hereto, as each such Stock Pledge Agreement may be amended, supplemented or replaced from time to time.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) By its execution and delivery hereof, the Borrower certifies that:

                           (i) all of the representations and warranties made by
the Borrower in the Credit Agreement and in each of the other Loan Documents are true and correct as of the date hereof as if each of said representations and warranties were set out in full herein and made as of the date of execution and delivery hereof, except that all representations and warranties that refer to the financial statements of the Borrower shall be deemed to refer to the financial statements of the Borrower most recently delivered in accordance with
SECTION 9.1 of the Credit Agreement; and

                           (ii) no event has occurred and no condition exists
which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both; and

                           (iii) set forth on Exhibit A hereto is a correct and
complete corporate organizational chart of the Borrower and its Subsidiaries after giving effect to the Reorganization (including those actions set forth under Section 7 of the Memorandum).

                  (b) The Borrower further covenants and agrees that the representations and warranties contained in the Credit Agreement and the other Loan Documents, as hereby reaffirmed, and the representations and warranties made herein shall survive the execution and delivery of this Amendment Agreement.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement shall be subject to the receipt by the Agent of (a) replacement Revolving Notes, Term Notes and Swing Line Note reflecting the name change of the Borrower from the Borrower, (b) stock certificates and executed stock powers from the Borrower reflecting the name changes and new shareholders described in the Memorandum,
(c) an Amended and Restated Stock Pledge Agreement executed by the Borrower and each Subsidiary owning shares of any Domestic Subsidiary after giving effect to the Reorganization, (d) Uniform Commercial Code amendments on form UCC-3 amending all existing financing statements naming "Windmere-Durable Holdings, Inc.", "Windmere Corporation" or "HP Americas, Inc." as Debtors and reflecting the name changes of those entities described in SECTION 2 herein, (e) twenty-six
(26) counterparts of this Amendment Agreement duly executed by all signatories hereto, and (f) all fees payable by the Borrower to the Agent and the Lenders on or before the date hereof.

         5. EXPENSES. The Borrower agrees to reimburse the Agent and the Lenders for all costs and out-of-pocket expenses, including, without limitation, attorneys' fees and disbursements, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement.

         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as set forth in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. GOVERNING LAW. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.



                            [Signature pages follow.]

         IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment Agreement to be duly executed under seal by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

ATTEST: APPLICA INCORPORATED, FORMERLY KNOWN AS WINDMERE-DURABLE HOLDINGS, INC., as Borrower

                                           By:  /s/ Cindy Solovei
--------------------                            -------------------------------
                                           Name:  Cindy Solovei
--------------------                            -------------------------------
                                           Title: Asst. Vice President - Finance
                                                 ------------------------------


(CORPORATE SEAL)

                                           AGENT:

                                           BANK OF AMERICA, N.A., FORMERLY KNOWN
                                           AS NATIONSBANK, NATIONAL ASSOCIATION,
                                           as Agent


                                           By:  /s/ Richard M. Starke
                                                -------------------------------
                                           Name:   Richard M. Starke
                                                -------------------------------
                                           Title:  M.D.
                                                 ------------------------------


                                           LENDERS:


                                           BANK OF AMERICA, N.A., FORMERLY KNOWN
                                           AS NATIONSBANK, NATIONAL ASSOCIATION


                                           By:  /s/ Richard M. Starke
                                                -------------------------------
                                           Name:   Richard M. Starke
                                                -------------------------------
                                           Title:  M.D.
                                                 ------------------------------


                                           ABN AMRO BANK N.V.


                                           By:  /s/ Steven L. Hissman
                                                -------------------------------
                                           Name:  Steven L. Hissman
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ Patrick A. Thom
                                                -------------------------------
                                           Name: Patrick A. Thom
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of ALLIANCE CAPITAL
                                           FUNDING, L.L.C.

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION, General Partner of
                                               Alliance Capital Management L.P.


                                           By:   /s/ Joel Serebransky
                                                -------------------------------
                                           Name:     Joel Serebransky
                                                -------------------------------
                                           Title:    Senior Vice President
                                                 ------------------------------


                                           OAK MOUNTAIN LIMITED

                                           By: ALLIANCE CAPITAL MANAGEMENT L.P.,
                                           as Investment Manager

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                           CORPORATION, as General Partner


                                           By:   /s/ Joel Serebransky
                                                -------------------------------
                                           Name:     Joel Serebransky
                                                -------------------------------
                                           Title:    Senior Vice President
                                                 ------------------------------





                                           ARES LEVERAGED INVESTMENT FUND, L.P.

                                           By:   ARES Management, L.P.
                                           Its:  General Partner


                                           By:   /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           ARES LEVERAGED INVESTMENT FUND II,
                                           L.P.

                                           By:  ARES Management II, L.P.
                                           Its: General Partner


                                           By:   /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ARES III CLO LTD.

                                           By:  ARES CLO Management, LLC
                                           Its: General Partner


                                           By:   /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BALANCED HIGH-YIELD FUND II LTD

                                           By: BHF (USA) Capital Corporation,
                                               acting through its New York
                                               Branch, as attorney-in-fact


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BHF (USA) CAPITAL CORPORATION


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BANKATLANTIC


                                           By:  /s/ Ana C. Bolduc
                                                -------------------------------
                                           Name:    Ana C. Bolduc
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------

                                           BANK AUSTRIA CREDITANSTALT CORPORATE
                                           FINANCE, INC.


                                           By:  /s/ Robert M. Biringer
                                                -------------------------------
                                           Name:    Robert M. Biringer
                                                -------------------------------
                                           Title:   Executive Vice President
                                                 ------------------------------

                                           By: /s/ William E. McCollum, Jr.
                                              ---------------------------------
                                           Name: William E. McCollum, Jr.
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           BANK LEUMI LE-ISRAEL B.M.


                                           By:  /s/ Ofer Koren
                                                -------------------------------
                                           Name:    Ofer Koren
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------

                                           BARCLAYS BANK PLC


                                           By:  /s/ Gregory Roll
                                                -------------------------------
                                           Name:    Gregory Roll
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           CIBC (F/K/A CANADIAN IMPERIAL BANK)


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           CITIZENS BANK OF MASSACHUSETTS
                                           (AS SUCCESSOR TO US TRUST)


                                           By:  /s/ Thomas F. Macina
                                                -------------------------------
                                           Name:    Thomas F. Macina
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                           DRESDNER BANK LATEINAMERIKA AG, MIAMI
                                           AGENCY


                                           By:  /s/ Alan Hills
                                                -------------------------------
                                           Name:    Alan Hills
                                                -------------------------------
                                           Title:   VP, CCB-NA
                                                 ------------------------------


                                           By:  /s/ Frank Huthnance
                                                -------------------------------
                                           Name:    Frank Huthnance
                                                -------------------------------
                                           Title:   VP, CCB-NA
                                                 ------------------------------


                                           ERSTE BANK NEW YORK


                                           By:  /s/ Arcinee Hovanessian
                                                -------------------------------
                                           Name:    Arcinee Hovanessian
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           By:  /s/ Rima Terradista
                                                -------------------------------
                                           Name:    Rima Terradista
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           FLEET BANK, N.A.


                                           By:  /s/ Thomas J. Levy
                                                -------------------------------
                                           Name:    Thomas J. Levy
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           FLEET BUSINESS CREDIT CORPORATION


                                           By:  /s/ Wes Manus
                                                -------------------------------
                                           Name:    Wes Manus
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:  * No longer a Lender in the
                                                  Facility.
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           HARCH CLO I, LTD.


                                           By:  /s/ Michael E. Lewitt
                                                -------------------------------
                                           Name:    Michael E. Lewitt
                                                -------------------------------
                                           Title:   Authorized Signatory
                                                 ------------------------------

                                           INDOSUEZ CAPITAL FUNDING III, LIMITED

                                           By: INDOSUEZ CAPITAL, as Portfolio
                                               Advisor


                                           By:  /s/ Melissa Marano
                                                -------------------------------
                                           Name:    Melissa Marano
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           INTERNATIONAL BANK OF MIAMI


                                           By:  /s/ C. Errazquin
                                                -------------------------------
                                           Name:    Caridad C. Errazquin
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                           By:  /s/ Toshihiro Hayashi
                                                -------------------------------
                                           Name:    Toshihiro Hayashi
                                                -------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------


                                           NATIONAL BANK OF CANADA


                                           By:  /s/ Michael Bloomenfeld
                                                -------------------------------
                                           Name:    Michael Bloomenfeld
                                                -------------------------------
                                           Title:   Vice President & Manager
                                                 ------------------------------


                                           By:  /s/ Jean Page
                                                -------------------------------
                                           Name:    Jean Page
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------


                                           NATIONAL CITY BANK OF KENTUCKY


                                           By:  /s/ Todd W. Ethington
                                                -------------------------------
                                           Name:    Todd W. Ethington
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

                                           SCOTIABANC INC.


                                           By:  /s/ P.M. Brown
                                                -------------------------------
                                           Name:    P.M. Brown
                                                -------------------------------
                                           Title:   Director
                                                 ------------------------------


                                           SUMMIT BANK


                                           By:  /s/ Seiji P. Nakamura
                                                -------------------------------
                                           Name:    Seiji P. Nakamura
                                                -------------------------------
                                           Title:   Vice President
                                                 ------------------------------

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THE CONSENT AND AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 30TH DAY OF JUNE, 2000.

                                           APPLICA CONSUMER PRODUCTS, INC. F/K/A
                                           WINDMERE CORPORATION


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           WINDMERE HOLDINGS CORPORATION


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           WINDMERE HOLDINGS CORPORATION II


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           BAY BOOKS & TAPES, INC.


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           FORTUNE PRODUCTS, INC.


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------

                                           HP DELAWARE, INC.


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           APPLICA AMERICAS, INC. F/K/A HP
                                           AMERICAS, INC.


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           HPG LLC


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           HP INTELLECTUAL CORP


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------


                                           WD DELAWARE, INC.


                                           By:  /s/ Cindy Solovei
                                                --------------------------------
                                           Name: Cindy Solovei
                                                --------------------------------
                                           Title: Asst. Vice President - Finance
                                                 -------------------------------